Long-Term Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Note 9. Long-Term Debt

Long-term debt is comprised of the following:

	December 31,
	2013	2012
Obligations under borrowing arrangements	$77,817	$57,255
Less: Current portion of long-term debt and other current borrowings	(29,720)	(7,125)
Long-term debt	$48,097	$50,130

At December 31, 2013, the Company owes approximately $77,817 under its various borrowing arrangements with several banks in  Colombia and Panama including obligations under various capital leases as discussed below. The bank obligations have maturities ranging from six months to 10 years that bear interest at rates ranging from 5.6% to 10.2%. These loans are generally secured by substantially all of the Company’s accounts receivable and/or inventory. Certain obligations include covenants and events of default including requirements that the Company maintain a minimum debt to EBITDA ratio, a minimum debt service ratio, total debt to total assets ratio and sales growth ratios.

The Company was not in compliance with certain financial covenants as of December 31, 2013 for its financial obligations with Banco Colpatria. In April 2014, the bank confirmed with the Company it would take no actions to accelerate payments, increase interest, or any other actions as a result of the non-compliance with the covenants  against the Company and is currently working with the Company to redefine such financial covenants to better reflect the operations of the Company.

Maturities of long-term debt and other current borrowings are as follows as of December 31, 2013:

Year Ending December 31,
2014	$26,580
2015	12,554
2016	11,544
2017	5,616
2018	2,705
Thereafter	985
Total	$59,984

Revolving Lines of Credit

The Company has approximately $2.3 million available in two lines of credit under a revolving note arrangement as of December 31, 2013.  The Revolving Notes expired and were renewed on April 3, 2014.  The interest rate on such revolving note is DTF +6.5% and DTF +7%. DTF is the primary measure of interest rates in Colombia.

The note is secured by all assets of the Company and the personal guarantees of the officer-stockholders. At December 31, 2013 and 2012 $1,872 and $487 was outstanding, respectively. Approximately $463 and $291 is available on these revolving notes as of December 31, 2013, and approximately $25 and $112 at December 31, 2012, respectively.

Capital Lease Obligations

The Company is obligated under various capital leases under which the aggregate present value of the minimum lease payments amounted to approximately $17,833. The present value of the minimum lease payments was calculated using discount rates ranging from 7.94% to 12.20%.

The future minimum lease payments under all capital leases at December 31, 2013 are as follows:

Year Ending December 31,
2014	$3,141
2015	3,228
2016	2,832
2017	1,906
2018	1,520
Thereafter	5,206
$17,833

Interest expense for the years ended December 31, 2013 and 2012 was $ 7.9 million and $5.5 million, respectively.